UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 31, 2015

 LEO MOTORS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53525	95-3909667
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

291-1, Hasangok-dong
Hanam City, Gyeonggi-do	465-250
Republic of Korea
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Leo Motors, Inc. (“we” or the “Company”) with the Securities and Exchange Commission (“SEC”) on March 31, 2015 (“Original Form 8-K”). The Original Form 8-K reported that the Company acquired 50% of the outstanding common stock of each of (i) Leo Trading Inc., formerly Erum Motors, Inc., a corporation organized under the laws of the Republic of Korea (“Leo Trading”), (ii) Leo Motors Factory, Inc., a corporation organized under the laws of the Republic of Korea (“Leo Factory 1”) and (iii) Leo Motors Factory 2, Inc., a corporation organized under the laws of the Republic of Korea (“Leo Factory 2”) pursuant to acquisition agreements entered into by and between the Company and each of Leo Trading, Leo Factory 1, and Leo Factory 2 (the “Acquisition Agreements”).

The description of the Purchase Agreements found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the agreements attached to the Original Form 8-K.

This Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the Original Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited financial statements of Leo Trading as of and for the period from October 27, 2014 (inception) to December 31, 2014 and the unaudited financial statements of Leo Trading for the three months ended March 31, 2015 are filed herewith as Exhibit 99.1.

The audited financial statements of Leo Factory 1 as of and for the period from October 24, 2014 (inception) to December 31, 2014 and the unaudited financial statements of Leo Factory 1 for the three months ended March 31, 2015 are filed herewith as Exhibit 99.2.

The audited financial statements of Leo Factory 2 as of and for the years ended December 31, 2014 and 2013 and the unaudited financial statements of Leo Factory 2 for the three months ended March 31, 2015 are filed herewith as Exhibit 99.3.

(b)           Unaudited Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements for the three-month period ended March 31, 2015 and the year ended December 31, 2014 of the Company is filed herewith as Exhibit 99.4.

(d)	Exhibits.

Exhibit No.	Description

99.1	Financial Statements of Leo Trading
99.2	Financial Statements of Leo Factory 1
99.3	Financial Statements of Leo Factory 2
99.4	Unaudited Pro Forma Consolidated Financial Statements of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEO MOTORS, INC.

Dated: June 16, 2015	By: /s/Shi Chul Kang
Shi Chul Kang
Co-Chief Executive Officer By: /s/ Jun Heng Park Jun Heng Park Co-Chief Executive Officer